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                                                                 EXHIBIT 10.1

                  AMENDMENT dated as of April 17, 1998, to the Credit Agreement dated as of May 14, 1997 (the "Credit Agreement"), among GENERAL CABLE CORPORATION, the BORROWING SUBSIDIARIES party thereto, the LENDERS party thereto, and THE CHASE MANHATTAN BANK, as Administrative Agent. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  WHEREAS the Company has requested the Lenders to amend the Credit Agreement as set forth herein; and

                  WHEREAS the Required Lenders are willing to approve such amendment, subject to the terms and conditions set forth herein.

                NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments. Section 6.06 of the Credit Agreement is hereby amended, as of the date of this Amendment, so that the following language is deleted:

                  "provided, that in no event shall any cash dividends, repurchases or redemptions payable under this clause (x) exceed the greater of $0.20 per fiscal year per share of the Borrower's common stock outstanding at the end of the immediately preceding fiscal year and the cash dividends, repurchases and redemptions made in the immediately preceding fiscal year;".

                  SECTION 2. Representations and Warranties. The Company represents and warrants to each of the Lenders, on and as of the date hereof, that:

                  (a) The representations and warranties of each Loan Party set forth in each Loan Document, after giving effect to this Amendment, are true and correct on and as of the date hereof.

                  (b) Before and after giving effect to this Amendment, no Default has occurred and is continuing.

                  SECTION 3. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 4. Existing Credit Agreement. Until the delivery of executed counterparts hereof to the Administrative Agent by the Company and the Required Lenders, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby.


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                  SECTION 5. Amended Credit Agreement. Any reference in the
Credit Agreement, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. Except as expressly modified by this Amendment, the terms and provisions of the Credit Agreement are hereby confirmed and ratified in all respects and shall remain in full force and effect.

                  SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                           /s/ GENERAL CABLE CORPORATION
                           /s/ THE CHASE MANHATTAN BANK
                           /s/ PNC BANK, OHIO, NATIONAL ASSOCIATION
                           /s/ THE BANK OF NEW YORK
                           /s/ THE BANK OF TOKYO-MITSUBISHI CHICAGO BRANCH
                           /s/ CAISSE NATIONALE DE CREDIT AGRICOLE
                           /s/ CREDIT LYONNAIS CHICAGO BRANCH
                           /s/ THE FIFTH THIRD BANK OF NORTHERN KENTUCKY, INC. /s/ THE FIRST NATIONAL BANK OF CHICAGO
                           /s/ THE FUJI BANK, LIMITED
                           /s/ KEYBANK NATIONAL ASSOCIATION
                           /s/ MELLON BANK, N.A.
                           /s/ NATIONAL CITY BANK OF DAYTON
                           /s/ THE SANWA BANK, LIMITED NEW YORK BRANCH
                           /s/ STAR BANK
                           /s/ MICHIGAN NATIONAL BANK